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                                                                     Exhibit 4.1

                              CERTIFICATE OF TRUST
                                       OF
                          TIME WARNER FINANCING TRUST

                  This Certificate of Trust of Time Warner Financing Trust (the "Trust"), dated June 7, 1995, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.).

                  1. Name. The name of the business trust formed hereby is Time Warner Financing Trust.

                  2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is First Chicago
Delaware Inc., 1201 Market Street, Suite 1401, Wilmington,
Delaware 19801.

                  3. Effective Date. This Certificate of Trust shall be effective as of its filing.


                  IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                                THE FIRST NATIONAL BANK OF
                                                CHICAGO, as trustee,

                                                 by /s/ STEVEN M. WAGNER
                                                    ---------------------------
                                                    Name:  Steven M. Wagner
                                                    Title:  Vice President


                                                 FIRST CHICAGO DELAWARE INC.,
                                                 as Delaware Trustee,

                                                 by /s/ STEVEN M. WAGNER
                                                    ---------------------------
                                                    Name:  Steven M. Wagner
                                                    Title:  Vice President






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                                                                               2





                                                 by /s/ PETER R. HAJE
                                                    ---------------------------
                                                    Peter R. Haje,
                                                      as trustee


                                                 by /s/ RICHARD J. BRESSLER
                                                    ---------------------------
                                                    Richard J. Bressler,
                                                         as trustee



                                                 by /s/ THOMAS W. MCENERNEY
                                                    ----------------------------
                                                    Thomas W. McEnerney,
                                                        as trustee